UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	1-34392	22-3672377
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification No.)
of Incorporation)

968 Albany Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 782-7700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2018, the Board of Directors (the “Board”) of Plug Power, Inc. (the “Company”) appointed Jonathan Silver to serve as a director of the Company effective June 25, 2018. Mr. Silver was appointed to serve as a Class III director with a term expiring at the annual meeting of stockholders to be held in 2020. The Board currently consists of nine directors divided into three classes, as follows: Class I (term expiring 2021) - Andrew Marsh, Gary K. Willis and Maureen O. Helmer, Class II (term expiring 2019) - George C. McNamee, Johannes M. Roth, and Gregory L. Kenausis and Class III (term expiring 2020) Mr. Silver, Lucas P. Schneider, and Gregory B. Graves.

Currently, Mr. Silver is the Managing Partner of Tax Equity Advisors LLC, an advisory firm managing investments in solar power projects on behalf of large corporations. Earlier, he was Managing Partner of a venture capital firm, COO of hedge fund Tiger Management and he began his career at McKinsey and Company. In addition, Silver serves, or has served, on the boards of Resources for the Future, American Forests, the Wind Energy Foundation, and the Solar Electric Light Fund, which promotes solar electrification in developing countries.

In connection with his appointment to the Board, Mr. Silver became a party to the Company’s standard indemnification agreement with nonemployee directors and was granted options to purchase 77,320 shares of the Company’s common stock at an exercise price of $1.94 per share (the closing price of the Company’s common stock on the NASDAQ Capital Market on June 25, 2018, the date of grant) in accordance with the Company’s Non-Employee Director Compensation Policy. The options become fully vested on the first anniversary of the grant date.

A copy of the Company’s press release announcing Mr. Silver’s appointment to the Board of Directors of the Company is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press Release of Plug Power Inc. dated June 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 29, 2018	By:	/s/ Andrew Marsh
Andrew Marsh
Chief Executive Officer